UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2016

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

6.500% Senior Notes Due 2024

As previously reported, on February 4, 2016, Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia” or the “Company”), and its subsidiary guarantors named therein (the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which it agreed to sell $390 million in aggregate principal amount of its 6.500% senior notes due 2024 (the “Notes”) to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies LLC and the several other initial purchasers named in Schedule 1 to the Purchase Agreement (the “Initial Purchasers”).

On February 16, 2016, the Company completed the sale of the Notes to the Initial Purchasers, and the Initial Purchasers resold the Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Company used the net proceeds to fund a portion of the purchase price for the acquisition of Priory Group No. 1 Limited, a company incorporated in England and Wales (“Priory”), and the fees and expenses related to the transaction.

The Notes were issued pursuant to an indenture, dated as of February 16, 2016 (the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee. The Notes mature on March 1, 2024 and bear interest at a rate of 6.500% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2016. The Notes are the Company’s senior unsecured obligations and are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Guarantors.

The Company may redeem the Notes at its option, in whole or part, at any time prior to March 1, 2019, at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and plus an applicable premium. The Company may redeem the Notes, in whole or in part, on or after March 1, 2019, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before March 1, 2019, the Company may elect to redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 106.500% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit the Company’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) transfer or sell assets; (iv) engage in certain transactions with affiliates; (v) create restrictions on dividends or other payments by the restricted subsidiaries; (vi) merge, consolidate or sell substantially all of the Company’s assets and (vii) create liens on assets. If on any date following the issue date the Notes are rated investment grade (as more fully described in the Indenture), certain covenants, including with respect to asset sales, restricted payments and indebtedness, will be suspended (for so long as the Notes maintain such rating and no event of default has occurred). The Indenture also provides for customary events of default.

The Initial Purchasers and/or their affiliates have provided and in the future may provide investment banking, commercial banking and/or advisory services to Acadia from time to time for which they have received and in the future may receive customary fees and expenses and may have entered into and in the future may enter into other transactions with Acadia. In particular, affiliates of certain of the Initial Purchasers are lenders under the Company’s Amended and Restated Senior Secured Credit Facility.

The descriptions of the Notes and the Indenture contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Notes and the Indenture, copies of which are filed as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference. The Purchase Agreement was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Current Report on Form 8-K filed on February 5, 2016.

Registration Rights Agreement

On February 16, 2016, in connection with the private placement of the Notes, the Company, the Guarantors and the Initial Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement require the Company and the Guarantors to (i) file a registration statement no later than 360 days after the closing date of the offering with respect to an offer to exchange the Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Notes (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use their commercially reasonable efforts to cause the exchange offer registration statement to be declared effective under the Securities Act no later than 450 days after the closing date of the offering; and (iii) in certain circumstances, file a shelf registration statement for the resale of the Notes. If the Company and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreement, then the annual interest on the Notes will increase by 0.25% per annum and by an additional 0.25% per annum for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per annum.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 hereto and incorporated herein by reference.

Second Incremental Facility Amendment to Amended and Restated Credit Agreement

On February 16, 2016, the Company entered into a Second Incremental Facility Amendment (the “Second Incremental Amendment”) to its amended and restated senior credit agreement (the “Credit Agreement”). The Second Incremental Amendment activated a new $955 million incremental Term Loan B facility (the “TLB Facility”) and added $135 million of incremental loans to the Term Loan A facility (the “TLA Facility”) to the Company’s Amended and Restated Senior Secured Credit Facility (the “Senior Credit Facility”), subject to limited conditionality provisions. Borrowings under the TLB Facility and the TLA Facility were primarily used to fund a portion of the purchase price for the Company’s acquisition of Priory, as further described below. The Company intend to use any remaining proceeds from borrowings under the TLB Facility and TLA Facility for general corporate purposes, which may include, but not be limited to, working capital, capital expenditures, acquisitions, refinancing of indebtedness and repurchases or redemptions of securities.

The Company is required to repay the TLB Facility in equal quarterly installments of $2,387,500 on the last business day of each March, June, September and December, with the outstanding principal balance of the TLB Facility due on February 16, 2023. Eurodollar Rate Loans with respect to the TLB Facility bear interest at the Applicable Rate (as defined below) plus the Eurodollar Rate (subject to a floor of 0.75% and based upon the LIBOR Rate prior to commencement of the interest rate period). Base Rate Loans bear interest at the Applicable Rate plus the highest of (i) the federal funds rate plus 0.50%, (ii) the prime rate and (iii) the Eurodollar Rate plus 1.0%. As used herein, the term “Applicable Rate” with respect to the TLB Facility means, with respect to Eurodollar Rate Loans, 3.75%, and with respect to Base Rate Loans, 2.75%. Capitalized terms used herein and not defined have the meaning set forth in the Credit Agreement.

The lenders who provided the TLB Facility are not entitled to benefit from the Company’s maintenance of its financial covenants under the Credit Agreement. Accordingly, if the Company fails to maintain its financial covenants, such failure shall not constitute an event of default under the Credit Agreement with respect to the TLB Facility until and unless the Senior Credit Facility is accelerated or the commitment of the lenders to make further loans is terminated. As a result of the consummation of the acquisition of Priory, the maximum covenant levels for the Company’s consolidated leverage ratio have now been increased for each fiscal quarter to the following levels:

	March 31		June 30		September 30		December 31
2015	N/A		N/A		6.50	x	6.00	x
2016	6.75	x	6.75	x	6.75	x	6.25	x
2017	6.00	x	6.00	x	6.00	x	5.50	x
2018	5.50	x	5.50	x	5.50	x	5.00	x

As a result of the consummation of the acquisition of Priory, the maximum covenant levels for the Company’s consolidated senior secured leverage ratio have been increased for each fiscal quarter to the following levels:

September 30, 2015 - September 30, 2016	3.75	x
December 31, 2016 and each fiscal quarter thereafter	3.50	x

The foregoing is only a summary of the material terms of the Second Incremental Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Second Incremental Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Third Amended and Restated Registration Rights Agreement

Concurrently with the execution of the Acquisition Agreement (as defined below), the Company entered into a Third Amended and Restated Registration Rights Agreement (the “New Registration Rights Agreement”) with the parties named therein. The New Registration Rights Agreement amends and replaces the existing Second Amended and Restated Registration Rights Agreement dated as of October 29, 2014 (the “Existing Registration Rights Agreement”). On February 16, 2016, the Company entered into a joinder (the “RRA Joinder”) to the New Registration Rights Agreement to add two additional parties to the agreement as Advent Investors.

The New Registration Rights Agreement grants certain stockholders, including WCP Investors, Bain Investors and Advent Investors, “demand” registration rights for registered offerings and “piggyback” registration rights with respect to the Company’s securities. All expenses incident to registrations are required to be borne by the Company.

The foregoing description of the New Registration Rights Agreement and the RRA Joinder does not purport to be a complete description and is qualified in its entirety by reference to the full text of the New Registration Rights Agreement, a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on January 4, 2016, and the RRA Joinder, which is attached to this Current Report on Form 8-K as Exhibit 4.5 and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 16, 2016, Acadia completed the planned acquisition of Priory, a leading provider of behavioral healthcare services in the United Kingdom, operating more than 300 facilities with approximately 7,100 beds focusing on the provision of mental healthcare, education and children’s services, adult care and elderly care. The parties consummated the acquisition pursuant to a Sale and Purchase Deed dated as of December 31, 2015, as amended (the “Acquisition Agreement”), by and among the Company, Whitewell UK Investments 1 Limited, a private limited company registered in England and an indirect wholly-owned subsidiary of Acadia (the “Purchaser”), a number of subsidiaries indirectly held by certain funds managed and advised by Advent International Corporation named therein (the “Institutional Sellers”), Appleby Trust (Jersey) Limited, a private limited liability company incorporated in Jersey and the management sellers named therein, pursuant to which, among other things, the Purchaser acquired the entire issued share capital of Priory (the “Acquisition”).

In accordance with the terms of the Acquisition Agreement, (i) the Company issued an aggregate of 4,033,561 shares of Acadia common stock, $0.01 par value per share (“Common Stock”), to the Institutional Sellers, and (ii) Acadia paid an aggregate cash consideration of approximately £1.34 billion (or approximately $1.94 billion), which includes approximately £930 million (or $1.35 billion) used to repay the outstanding balances of the debt facilities of Priory and Priory’s subsidiaries. The cash sources included the net proceeds of $685 million from a public equity offering of 11.5 million shares completed on January 12, 2016, $390 million from the Company’s offering of the Notes and borrowings from the $955 million TLB Facility. In addition, the Company used borrowings from its TLA Facility, which was increased by $135 million, to pay down the majority of its $300 million revolving credit facility.

For additional information regarding the Priory acquisition, see the Acquisition Agreement filed with the SEC as Exhibit 2 to the Company’s Current Report on Form 8-K filed on January 4, 2016 and the amendment to the Acquisition Agreement filed with the SEC as Exhibit 2 to the Company’s Current Report on Form 8-K filed on January 8, 2016.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities

On February 16, 2016, the Company issued 4,033,561 shares of Common Stock to the Institutional Sellers in connection with the Acquisition. The Common Stock was issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as the shares were issued to the owners of a company acquired in a privately negotiated transaction not involving any public offering or solicitation.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Acadia previously filed the following financial statements of Priory as Exhibit 99.2 and Exhibit 99.3 to its Current Report on Form 8-K filed January 5, 2016, which are incorporated herein by reference:

Priory Group No. 1 Limited Audited Consolidated Historical Financial Information

•	Independent Auditors’ Report

•	Consolidated Income Statement for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statement of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Balance Sheet as of December 31, 2014, 2013 and 2012

•	Consolidated Statement of Cash Flows for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statement of Changes in Equity for the years ended December 31, 2014, 2013 and 2012

•	Notes to Consolidated Historical Financial Information

Priory Group No. 1 Limited Unaudited Condensed Consolidated Interim Financial Information

•	Unaudited Consolidated Income Statement for the nine months ended September 30, 2015 and 2014

•	Unaudited Consolidated Statement of Total Comprehensive Income for the nine months ended September 30, 2015 and 2014

•	Unaudited Consolidated Balance Sheet as of September 30, 2015 and 2014

•	Unaudited Consolidated Cash Flow Statement for the nine months ended September 30, 2015 and 2014

•	Unaudited Consolidated Statement of Changes in Equity for the nine months ended September 30, 2015 and 2014

•	Notes to Condensed Consolidated Interim Financial Information

(b)	Pro Forma Financial Information.

Acadia previously filed the following unaudited pro forma condensed combined financial information of Acadia and its subsidiaries as Exhibit 99.3 to its Current Report on Form 8-K filed February 2, 2016, which are incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2014

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c)	Exhibits

Exhibit Number	Description

4.1	Indenture, dated February 16, 2016, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and U.S. Bank National Association, as Trustee.

4.2	Form of 6.500% Senior Note due 2024 (Included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated February 16, 2016, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC, as Representatives of the Initial Purchasers.

4.4	Third Amended and Restated Registration Rights Agreement, dated as of December 31, 2015, by and among the Company and each of the parties named therein. (1)

4.5	Joinder, dated February 16, 2016, to the Third Amended and Restated Registration Rights Agreement dated as of December 31, 2015, by and among the Company and each of the parties named therein.

10.1	Second Incremental Facility Amendment, dated February 16, 2016, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

99.1	Unaudited Pro Forma Condensed Combined Financial Information. (2)

99.2	Audited Consolidated Financial Statements of Priory. (3)

99.3	Unaudited Condensed Consolidated Financial Statements of Priory. (3)

(1)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed on January 4, 2016 (File No. 001-35331).
(2)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed on February 2, 2016 (File No. 001-35331).
(3)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed on January 5, 2016 (File No. 001-35331).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: February 16, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated February 16, 2016, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and U.S. Bank National Association, as Trustee.

4.2	Form of 6.500% Senior Note due 2024 (Included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated February 16, 2016, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC, as Representatives of the Initial Purchasers.

4.4	Third Amended and Restated Registration Rights Agreement, dated as of December 31, 2015, by and among the Company and each of the parties named therein. (1)

4.5	Joinder, dated February 16, 2016, to the Third Amended and Restated Registration Rights Agreement dated as of December 31, 2015, by and among the Company and each of the parties named therein.

10.1	Second Incremental Facility Amendment, dated February 16, 2016, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

99.1	Unaudited Pro Forma Condensed Combined Financial Information. (2)

99.2	Audited Consolidated Financial Statements of Priory. (3)

99.3	Unaudited Condensed Consolidated Financial Statements of Priory. (3)

(1)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed on January 4, 2016 (File No. 001-35331).
(2)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed on February 2, 2016 (File No. 001-35331).
(3)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed on January 5, 2016 (File No. 001-35331).